UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                                        March 1, 2002
Date of Report (Date of earliest event reported)______________________________


                          MAGNUM HUNTER RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)


     NEVADA                          1-12508                   87-0462881
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(State or other jurisdiction       (Commission                (IRS Employer
   of incorporation)                File Number)            Identification No.)



         600 East Las Colinas Boulevard, Suite 1100, Irving, Texas 75039
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           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code            (972) 401-0752
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         (Former name or former address, if changed since last report)

Item 5. Other Events

     As we announced in a press release dated February 28, 2002, Magnum Hunter Resources, Inc. plans to offer approximately $250 million of senior unsecured notes due 2012 in a private placement (Rule 144A offering) exempt from the registration requirements of the Securities Act of 1933, as amended. The offering of the senior notes, which is subject to market and other conditions, will be made within the United States only to qualified institutional buyers and outside the United States to non-U.S. investors. The senior notes have not been, and will not initially be, registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. This report shall not constitute an offer to sell or a solicitation of an offer to buy the senior notes. The press release, attached as Exhibit 99.1, is filed and incorporated in this report.

     The preliminary offering memorandum we are using in connection with the note offering contains certain information that has not been publicly reported previously. We have elected to provide for informational purposes excerpts from the preliminary offering memorandum and certain other information. Accordingly, the information set forth in the attached Exhibit 99.2, other than the paragraph numbered 1 in Exhibit 99.2, is filed and incorporated in this report.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     This report and the exhibits to it include forward-looking statements which are subject to risks and uncertainties. All statements, other than statements of historical facts, included in this report or the exhibits to this report that address activities, events or developments that we expect, project, believe or anticipate will or may occur in the future are forward- looking statements. These include such matters as benefits, effects or results of the Prize merger; cost reductions, operating efficiencies or synergies and the integration of operations in connection with acquisitions; market conditions, expansion and other development trends in the oil and gas industry; business strategies; expansion and growth of operations after the Prize merger; and future operating results and financial condition after the Prize merger. Statements and calculations concerning oil and gas reserves and their present value also may be deemed to be forward-looking statements in that they reflect the determination, based on estimates and assumptions, that oil and gas reserves may be profitably exploited in the future.

     We have based these statements on our assumptions and analyses in light of our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate in the circumstances. These statements are subject to a number of assumptions, risks and uncertainties, including general economic and business conditions; prices of oil and gas and industry expectations about future prices; the business opportunities, or lack of opportunities, that may be presented to and pursued by Magnum Hunter after the Prize merger; the ability to integrate the operations of Prize; and changes in laws or regulations.

     Certain of these factors are in addition to the risks described in the "Risk Factors" sections and other portions of the filings we have made with the SEC and described in the excerpts from the preliminary offering memorandum included in Exhibit 99.2 to this report. Most of these factors are beyond our control. We caution you that forward- looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in these statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

     (c) Exhibits

     Exhibit 99.1 Press Release from Magnum Hunter Resources, Inc. dated
                  February 28, 2002.

     Exhibit 99.2 Excerpts from Preliminary Offering Memorandum and Other
                  Information.

Item 9. Regulation FD Disclosure

     In connection with the matters described above in "Item 5. Other Events," the paragraph numbered 1 in Exhibit 99.2 is not filed but is furnished pursuant to Regulation FD. The information under "Item 5. Other Events -- CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS" is incorporated into this Item 9.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MAGNUM HUNTER RESOURCES, INC.


                                                     /s/ Gary C. Evans
                                                BY:__________________________
                                                    Gary C. Evans
                                                    President and CEO